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EXHIBIT 10.5

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT, AS INDICATED BY "***", PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Urban Juice & Soda

Supply Agreement
Pro-Liquitech International

        Section I.    General

          1.    Period and Term

        This Agreement between Urban Juice & Soda and Pro-Liquitech commences July 1, 1999, and extends for a period of five years, expiring on June 30, 2004. At the termination of this Agreement, this contract between Urban Juice & Soda and Pro-Liquitech may be renewed for a second term, subject to the mutual Agreement of both Urban Juice & Soda and Pro-Liquitech, provided, however, that either party must give ninety (90) days notice of its intent not to renew.

          2.    Terms

        All invoices to Urban Juice & Soda shall be paid within terms as follows: Concentrates, Materials & Consulting ***% Net ***, ***% Net ***, Net *** days

        Section II.    Concentrate Supply

          3.    Flavors & Ingredients

        Pro-Liquitech will supply all required Flavor Concentrates, Colors and any other Ingredient not readily supplied by Urban Juice & Soda's Co-Packers ("Flavors and Ingredients"). The Flavors and Ingredients will be supplied in a manner such that they comply with the respective Canadian and United States Federal Health Agency Regulations. In the event that Flavors and Ingredients are to be supplied for sale outside of Canada and/or the U.S.A., every effort will be made by Pro-Liquitech to comply with the appropriate Health and/or Consumer Products Agency of the proposed Country.

          4.    Quality Issues

        Pro-Liquitech will supply Flavors and Ingredients that meet with Urban Juice & Soda's Quality Standards. All Flavors and Ingredients must have a minimum *** months Finished Goods Flavor Shelf Life and *** months Raw Materials Shelf Life or as otherwise determined in writing for products other than Jones Soda. Should there be any reason for recall or destruction of finished product due to faulty concentrate or other agents supplied by Pro-Liquitech, Pro-Liquitech will be responsible for the cost of the finished product and any reasonable recall costs caused by the faulty ingredients.

Certain information has been omitted from this page, as indicated by "***", pursuant to a request for confidential treatment that has been filed separately with the SEC.

          5.    Pricing

        Urban Juice & Soda agrees to pay fair industry standard prices for all Flavors and Ingredients. All Flavors and Ingredients pricing will be set on a quarterly basis as per Schedules "A", Schedule "B," and as initially set by the Addendum to Schedule "B".

          6.    Shipping & Shipping Costs

        All orders are F.O.B. Concentrate Manufacturing Facility (currently Louisville, Kentucky USA). It is the responsibility of Pro-Liquitech to ensure safe and timely transport of all Flavors and Ingredients to each respective Co-Packer. All documentation must be complete and for cross-border shipments, and Urban Juice & Soda's customs broker must be notified in advance of the shipment crossing date.

          7.    Lead Times & Ordering

        Urban Juice & Soda agrees to provide 90 day forecasts broken down by month and by flavor during the first week of every month. Further, Urban Juice & Soda will place a purchase order for Flavors and Ingredients a minimum of three (3) weeks prior to each production run. All Flavors and Ingredients are to be in each plant a minimum of one (1) week prior to any production run.

          8.    Safety Stock

        Pro-Liquitech agrees to keep on hand a minimum of 15 equivalent days of Flavors and Ingredient inventory at all times as per each most recent forecast provided by Urban Juice & Soda. Urban Juice & Soda agrees to purchase all concentrate produced as per ninety (90) day projections, including fit-batch processes.

          9.    Exclusivity

        Urban Juice & Soda agrees to purchase all Jones Soda Flavors and Ingredients from Pro-Liquitech during the course of this agreement. Pro-Liquitech will have the right of first refusal to supply new business upon the terms and conditions specified herein. If Pro-Liquitech fails submit a proposal on the new business within (15) business days, Urban Juice & Soda shall give Pro-Liquitech written notice of such failure. If Pro-Liquitech fails to submit a proposal on the new business within ten (10) business days of such written notice, Urban Juice & Soda has the right to change to the new supplier for the concentrate in question only. Further, Pro-Liquitech may not sell any Jones Soda Flavor Concentrates to anyone other than Urban Juice & Soda Co.

          10.    Rights to Formulations

        Pro-Liquitech agrees to make copies of the exact formulations of all Flavors and Ingredients purchased by and/or developed for the exclusive use of Urban Juice & Soda available to Urban Juice & Soda in the event that Pro-Liquitech, its successors, assigns, subsidiaries, parent companies, partners, heirs, legal representatives or affiliates, ceases operations. The formulations will become the sole property of Urban Juice & Soda if any one of the following events occur:

  •
  Pro-Liquitech files for debtor protection under Chapter 7 of the federal bankruptcy Code, provided however, that at no time shall Urban Juice & Soda be the cause of such filing due to nonpayment or late payment under the terms of this agreement.

  •
  Pro-Liquitech cannot supply the required Flavors and Ingredients for a period of 30 days

  •
  David Dafoe becomes no longer affiliated with Pro-Liquitech

        Further, the formulations of all Flavors and Ingredients provided to Urban Juice & Soda by Pro-Liquitech may be purchased by Urban Juice & Soda subject to the following schedule:

        Formulations of Jones Soda Flavors and Ingredients:

        $*** USD per formulation to a maximum of $*** for all formulations.

        The purchase of the formulations can only occur if ***.

          11.    Insurance

        Pro-Liquitech will maintain product liability and recall insurance of US $10,000,000 for all Urban Juice & Soda Flavors and Ingredients produced by Pro-Liquitech.

        Section III    Consulting

          12.    Consulting Fees

        Urban Juice & Soda agrees to pay the following fees to Pro-Liquitech for the technical responsibilities described hereafter in sections 13 through 20. The fees will be paid on a monthly basis in the amount of $*** USD per month until January 1, 2000 at which time the fees will decrease to, and remain at, $*** USD per month for the duration of this contract. Further, travel, including transit time, on behalf of Urban Juice & Soda is limited to a total of 120 working days per year but may be increased subject to mutual agreement.

          13.    Travel and Expenses

        All travel and expenses charged to Urban Juice & Soda will be paid on the 15th of every month. All expenses must be submitted by the 7th of every month for payment on the 15th. For every trip expense a Trip Budget form must be completed and approved by Operations prior to booking. Every effort must be made to book flights 21 days in advance to obtain the least expensive flight.

          14.    Quality Assurance

        Pro-Liquitech will uphold and maintain all of Urban Juice & Soda's Quality Assurance procedures and standards as set forth in the Urban Juice & Soda Co-Packer Manual. Pro-Liquitech is given the authority to put product on Quality Hold for any reason it deems necessary to uphold Quality Assurance Standards. All Quality Hold notifications must be made verbally and in writing to both the Warehouse at which the product is stored and the Operations Manager at Urban Juice & Soda. Urban Juice & Soda will have final authority on any such situation.

        Certain information has been omitted from this page, as indicated by "***", pursuant to a request for confidential treatment that has been filed separately with the SEC.

          15.    Product Development

        Pro-Liquitech will provide its services to aid Urban Juice & Soda's product development efforts. All prototypes will be sent to the Urban Juice & Soda Head Office for comment or approval. Urban Juice & Soda will pay appropriate shipping charges for samples. Costs for all standard materials (ingredients, flavors, sweeteners, etc.) for the prototype samples will be the responsibility of Pro-Liquitech.

          16.    Lab Services

        Pro-Liquitech will provide its Lab Services for all standard quality tests on Products and Retain Samples and for Post Production Quality Assurance Testing.

          17.    Sample Library

        Pro-Liquitech will maintain a complete Sample Library of products produced at all of Urban Juice & Soda's Co-Packers. This library is for the sole use of Quality Control and Shelf Life testing as required. It is important that the library is a complete representation of production for the past three years.

          18.    Specifications and Quality Manuals

        It is the responsibility of Pro-Liquitech to maintain the Urban Juice & Soda Co-Packer Manual, making revisions when appropriate. There shall be one Master Copy kept at the Urban Juice & Soda Head office at all times. Once per quarter, each copy of the manual will be sent to Pro-Liquitech to ensure that each manual is completely up to date.

          19.    Production Assistance

        Pro-Liquitech will supervise production when required to ensure that the product is produced to all Quality Standards and that all appropriate safety procedures are followed. Pro-Liquitech will also assist in co-packer screening, selection and training during co-packer start-up periods.

          20.    Regulatory

        Pro-Liquitech will ensure that all co-packers maintain all state licenses. Pro-Liquitech may also be asked to act as a consultant on labeling and other government regulatory issues.

          21.    Assignment

        This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, subsidiaries, parent companies, partners, heirs, legal representatives, affiliates and permitted assigns. Neither party shall assign this Agreement without the prior written consent of the other party, not to be unreasonably withheld. Subject to obtaining the written consent of Pro-Liquitech, Urban Juice & Soda agrees that in the event Urban Juice & Soda conveys the bulk of its business to a third party (whether pursuant to an asset sale, stock sale or otherwise) during the term of this Agreement, Urban Juice & Soda shall cause the purchaser of such assets, stock or otherwise, as the case may be, to assume the obligations of Urban Juice & Soda under this Agreement.

          22.    Disputes

        If a dispute arises out of or relates to this contract, or the breach thereof, and if said dispute cannot be settled through direct discussions, the parties agree to first endeavor to settle the dispute in an amicable manner by mediation administered by the American Arbitration Association under its Commercial Mediation Rules, before resorting to arbitration. Thereafter, any unresolved controversy or claim arising out of or relating to this contract, or breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, and judgment upon the Award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

          23.    Agreement

        This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, superseding all prior written or oral understandings or agreements. This Agreement may only be amended in writing, signed by both parties.

          24.    Severability

        The invalidity or unenforceability of any provision of this agreement shall not affect any other provision hereof, and if any particular provision is determined to be invalid or unenforceable, the remainder of this agreement shall be interpreted and construed as if such provision were omitted.

          25.    Jurisdiction and Venue

        The validity, legality, and construction of this Agreement or any of its provisions shall be determined under the laws of the State of Washington, United States of America, and shall be enforced exclusively in a court of competent jurisdiction and venue within the State of Washington, United States of America.

Accepted and Approved:		Sincerely,
PRO-LIQUITECH INTERNATIONAL		URBAN JUICE & SODA CO.
By:	/s/	By:	/s/ PETER VAN STOLK
Title: Manager			Peter van Stolk, President & C.E.O.
Date: July 6, 1999		By:	/s/ PAUL WEINSTEIN Paul Weinstein, Operations Manager

SCHEDULE "A"

PRICE SCHEDULE OF FLAVORS AND INGREDIENTS

        Concentrate Costs include the following materials supplied by Pro-Liquitech Inc. All targets are on a per case basis and include these materials as per formulations in the Co-packer manual.

    Concentrate Flavoring
    Clouding Agents
    Coloring
    Caffeine

        These targets are based upon a Total Weighted Average Cost, as established per Schedule "B."

January 1, 1999	US$***/case	(24 × 12 oz)
May 1, 1999	US$***/case

Annual Volume (July 1- June 30)*	Cost per case
1,100,000+ cases	US$***/case
1,600,000+ cases	US$***/case
2,000,000+ cases	US$***/case
4,000,000+ cases	Price negotiation

        *Annual volume is determined by the potential cases that may be produced from concentrate purchased by Urban Juice & Soda

Price Negotiation:

        Urban will provide two quotes for concentrates which exactly matches the organoleptic (full sensory) profiles of Pro-Liquitech concentrates. If Pro-Liquitech fails to match within 10% the lowest quote within a reasonable amount of time, Urban Juice & Soda shall give Pro-Liquitech written notice of such failure. If Pro-Liquitech fails to match within 10% the lowest quote within ten (10) business days of such written notice, Urban Juice & Soda has the right to change to the new supplier for the concentrate in question only. Further, Pro-Liquitech has the right to review all matches submitted by competitor suppliers.

        Certain information has been omitted from this page, as indicated by "***", pursuant to a request for confidential treatment that has been filed separately with the SEC.

SCHEDULE "B"

[FORM OF CALCULATION SHEET
FOR TOTAL WEIGHTED AVERAGE COST]

ADDENDUM TO SCHEDULE "B"

        Concentrate Cost/case (US$)        Top 4 Reduction %        0%        Bottom 8 Reduction %        0%

	Cherry		Orange		Grape		FuFu		Str-Lim		Lem-Lim		Van Cola		Cr. Soda		Rt Beer		Grn. Apple		Pineapple		Blue Bulb		Average
Concentrate	***		***		***		***		***		***		***		***		***		***		***		***		$	***
Cloud	***		***		***		***		***		***		***		***		***		***		***		***		$	***
Color	***		***		***		***		***		***		***		***		***		***		***		***		$	***
Caffeine	***		***		***		***		***		***		***		***		***		***		***		***		$	***
Total	***		***		***		***		***		***		***		***		***		***		***		***		$	***
Concentrates	***		***		***		***		***		***		***		***		***		***		***
Average SKEW	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%	***	%		***	%
Weighted Cost	***		***		***		***		***		***		***		***		***		***		***		***		$	***
			Shipping Costs (3.6 Total Weighted Average Cost																	%)					$ $	*** ***
Rank by % of Weighted Cost			Rank by Actual Cost			Rank by SKEW
1 CREAM SODA	***	%	1 ORANGE	$	***	1 CREAM SODA	***	%
2 ORANGE	***	%	2 LEMON LIME	$	***	2 GREEN APPLE	***	%
3 BUBBLEGUM	***	%	3 CREAM SODA	$	***	3 BUBBLEGUM	***	%
4 GREEN APPLE	***	%	4 GRAPE	$	***	4 FUFU BERRY	***	%
5 VANILLA COLA	***	%	5 VANILLA COLA	$	***	5 VANILLA COLA	***	%
6 LEMON LIME	***	%	6 CHERRY	$	***	6 ST. LIME	***	%
7 FUFU BERRY	***	%	7 PINEAPPLE	$	***	7 CHERRY	***	%
8 CHERRY	***	%	8 BUBBLEGUM	$	***	8 PINEAPPLE	***	%
9 ST. LIME	***	%	9 ST. LIME	$	***	9 ORANGE	***	%
10 GRAPE	***	%	10 FUFU BERRY	$	***	10 GRAPE	***	%
11 PINEAPPLE	***	%	11 GREEN APPLE	$	***	11 LEMON LIME	***	%
12 ROOT BEER	***	%	12 ROOT BEER	$	***	12 ROOT BEER	***	%

Shipping Charges (as percentage of cost)

Invoice Amount Shipping
PRI	$	***	$	***
PRI	$	***	$	***
WOR	$	***	$	***
WOR	$	***	$	***
	$	***	$	***	***	%

Certain information has been omitted from this page, as indicated by "***", pursuant to a request for confidential treatment that has been filed separately with the SEC.

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  EXHIBIT 10.5
Urban Juice & Soda Supply Agreement Pro-Liquitech International
SCHEDULE "A" PRICE SCHEDULE OF FLAVORS AND INGREDIENTS
SCHEDULE "B" [FORM OF CALCULATION SHEET FOR TOTAL WEIGHTED AVERAGE COST]
ADDENDUM TO SCHEDULE "B"